Exhibit 10.7

FORM OF

SUBSCRIPTION AGREEMENT

Common Stock

of

Webstar Technology Group, Inc.

This subscription (this “Subscription”) is dated             , 2017, by and between the investor identified on the signature page hereto (the “Investor”) and Webstar Technology Group, Inc., a Wyoming corporation (the “Company”), whereby the parties agree as follows:

1. Subscription

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share, as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share (the “Purchase Price”) as set forth on the signature page hereto. The Purchase Price is set forth on the signature page hereto.

The Shares are being offered pursuant to a Registration Statement on Form S-1, SEC File No. [__] (the “Registration Statement”). The Registration Statement will have been declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of Investors’ subscription. The Registration Statement is subject to change. A final Registration Statement and/or supplement to the Registration Statement will be delivered to the Investor as required by law.

The Shares are being offered by management of the Company on a “best efforts, minimum/maximum” basis as set forth in the Registration Statement. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the Registration Statement, at the Closing, (i) the Investor shall pay the Purchase Price by check or by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below, and (ii) the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made, if available, through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or through the physical delivery of certificates or book form evidencing the Shares to the residential or business address indicated thereon).

All checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the escrow account maintained by Legal & Compliance, LLC (the “Escrow Agent”). In regards to monies being wired from an investor’s bank account, the Company shall request the investors send their wires by the next business day. In regards to monies being sent from an investor’s account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that funds are sent in and the offering does not close for any reason prior to the Termination Date set forth in the final Registration Statement, all funds will be returned to investors promptly in accordance with the escrow agreement terms and applicable law.

2. Certifications, Representations and Warranties

In order to induce the Company to accept this Subscription Agreement for the Shares and as further consideration for such acceptance, the undersigned hereby makes, adopts, confirms and agrees to all of the following covenants, acknowledgments, representations and warranties with the full knowledge that the Company and its affiliates will expressly rely thereon in making a decision to accept or reject this Subscription Agreement:

I understand that the Company reserves the right to, in its sole discretion, accept or reject this Subscription, in whole or in part, for any reason whatsoever, and to the extent not accepted, unused funds transmitted herewith shall be returned to the undersigned in full, with any interest accrued thereon.

I have received the Registration Statement.

I am purchasing the Shares for my own account.

I hereby represent and warrant that I am not, and am not acting as an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, I have complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001.

By making the foregoing representations you have not waived any right of action you may have under federal or state securities law. Any such waiver would be unenforceable. The Company will assert your representations as a defense in any subsequent litigation where such assertion would be relevant. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Wyoming without giving effect to the principles of conflict of laws.

3. Miscellaneous

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as FedEx, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth the parties’ agreement, please confirm this by signing and returning to the Company the duplicate copy of this Subscription Agreement.

[Signature Page Follows]

[Signature Page to Investor Subscription Agreement for Webstar Technology Group, Inc.]

If the foregoing correctly sets forth the parties’ agreement, please confirm this by signing and returning to the Company the duplicate copy of this Subscription Agreement.

Number of Shares:	Webstar Technology Group, Inc.

Purchase Price per Share: $

Aggregate Purchase Price: $	By:
Name:
Title:

Address Notice:
INVESTOR:

By:	Webstar Technology Group, Inc.
Name:	4231 Walnut Bend
Title:	Jacksonville, Florida 32257

[  ] Check Method of Payment: Check enclosed or

[  ] Please wire $ _________________ from my account held at: _________________

Account Title: _________________; Account Number: _________________

To the following instructions:

For Domestic Wires:

Wells Fargo Bank, N.A.

420 Montgomery
San Francisco, CA 94104

ABA# 121000248

For Credit To: Legal & Compliance, LLC IOTA Trust Account

Account Number – 2000057977252

Ref: Webstar Technology Group - [Subscriber Name]

For International Wires:

Wells Fargo Bank, N.A.

420 Montgomery
San Francisco, CA 94104

Swift Code WFBIUS6S

For Credit To: Legal & Compliance, LLC IOTA Trust Account

Account Number – 2000057977252

Ref: Webstar Technology Group - [Subscriber Name]

Select method of delivery of Shares: DRS or DWAC (if available)

DWAC DELIVERY DWAC Instructions:

1.	Name of DTC Participant (broker dealer at which the account or accounts to be credited with the Shares are maintained):

2.	DTC Participant Number:

3.	Name of Account at DTC Participant being credited with the Shares:

4.	Account Number of DTC Participant being credited with the Shares:

Or DRS Electronic Book Entry Delivery Instructions:

Name in which Shares should be issued:

Address: _________________; Street _________________

City/State/Zip: _________________; Attention: _________________

Telephone No.: _________________